
CHRYSLER FINANCIAL                                                                        DISTRIBUTION DATE:               06-NOV-02
DAIMLERCHRYSLER AUTO TRUST 2002-A MONTHLY SERVICER'S CERTIFICATE (HO)                                                    PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------
   Payment Determination Statement Number                                                        6
   Distribution Date                                                                     06-Nov-02

   DATES COVERED                                                                  FROM AND INCLUDING          TO AND INCLUDING
   -------------                                                                  ------------------          ----------------
        Collections Period                                                               01-Oct-02                    31-Oct-02
        Accrual Period                                                                   07-Oct-02                    05-Nov-02
        30/360 Days                                                                             30
        Actual/360 Days                                                                         30


                                                                                       NUMBER OF
   COLLATERAL POOL BALANCE DATA                                                        ACCOUNTS                   $ AMOUNT
   ----------------------------                                                        --------                   --------

   Pool Balance - Beginning of Period                                                   133,925                2,101,189,744.78
   Collections of Installment Principal                                                                           48,420,921.53
   Collections Attributable to Full Payoffs                                                                       22,952,901.55
   Principal Amount of Repurchases                                                                                     7,014.63
   Principal Amount of Gross Losses                                                                                2,597,697.70
                                                                                                            --------------------

   Pool Balance - End of Period                                                         131,242                2,027,211,209.37
                                                                                                            ====================



   POOL STATISTICS                                                                                              END OF PERIOD
   ---------------                                                                                          --------------------

   Initial Pool Balance (Pool Balance at the Purchase Date)                                                    2,504,880,990.65
   Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                        80.93%

   Ending O/C Amount                                                                                             149,811,209.37
   Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                                107.98%

   Cumulative Net Losses                                                                                           3,430,152.24
   Net Loss Ratio (3 mo. Weighted Avg.)                                                                                 0.53990%
   Cumulative Recovery Ratio                                                                                              52.59%
   60+ Days Delinquency Amount                                                                                     7,216,221.77
   Delinquency Ratio (3 mo. Weighted Avg.)                                                                              0.31680%

   Weighted Average APR                                                                                                   6.497%
   Weighted Average Remaining Term (months)                                                                               45.29
   Weighted Average Seasoning (months)                                                                                    11.38

CHRYSLER FINANCIAL                                                                        DISTRIBUTION DATE:               06-NOV-02
DAIMLERCHRYSLER AUTO TRUST 2002-A MONTHLY SERVICER'S CERTIFICATE (HO)                                                    PAGE 2 OF 2
------------------------------------------------------------------------------------------------------------------------------------

   CASH SOURCES
   ------------
        Collections of Installment Principal                                                48,420,921.53
        Collections Attributable to Full Payoffs                                            22,952,901.55
        Principal Amount of Repurchases                                                          7,014.63
        Recoveries on Loss Accounts                                                          1,255,062.18
        Collections of Interest                                                             11,045,418.86
        Investment Earnings                                                                     74,945.76
        Reserve Account                                                                      5,958,500.00
                                                                                   -----------------------
        TOTAL SOURCES                                                                       89,714,764.51
                                                                                   =======================


   CASH USES
   ---------
        Servicer Fee                                                                         1,750,991.45
        Note Interest                                                                        5,510,138.64
        Reserve Fund                                                                         5,958,500.00
        O/C Release to Seller                                                                  107,259.03
        Note Principal                                                                      76,387,875.39
                                                                                   -----------------------
        TOTAL CASH USES                                                                     89,714,764.51
                                                                                   =======================


   ADMINISTRATIVE PAYMENT
   ----------------------
   Total Principal and Interest Sources                                                     89,714,764.51
   Investment Earnings in Trust Account                                                        (74,945.76)
   Daily Collections Remitted                                                              (82,310,723.90)
   Cash Reserve in Trust Account                                                            (5,958,500.00)
   Servicer Fee (withheld)                                                                  (1,750,991.45)
   O/C Release to Seller                                                                      (107,259.03)
                                                                                   -----------------------
        PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                   (487,655.63)
                                                                                   =======================
O/C RELEASE                    (Prospectus pg S16)
-----------
Pool Balance                                                 2,027,211,209.37
Yield Supplement O/C Amount                                    (25,018,155.04)
                                                        ----------------------
Adjusted Pool Balance                                        2,002,193,054.33

Total Securities                                             1,877,400,000.00
                                                        ----------------------

Adjusted O/C Amount                                            124,793,054.33

O/C Release Threshold                                           80,087,722.17

O/C Release Period?            (A1 Notes Matured)             Yes

O/C Release                                                        107,259.03


                                               Beginning              Ending             Principal      Principal per
                                                Balance               Balance             Payment         $1000 Face
                                          -------------------  -------------------------------------------------------
    NOTES & CERTIFICATES
    --------------------
    Class A-1  506,000,000.00  @   1.95%       76,387,875.39                 0.00      76,387,875.39      150.9641806
    Class A-2  777,000,000.00  @   2.90%      777,000,000.00       777,000,000.00               0.00        0.0000000
    Class A-3  599,000,000.00  @   3.85%      599,000,000.00       599,000,000.00               0.00        0.0000000
    Class A-4  424,000,000.00  @   4.49%      424,000,000.00       424,000,000.00               0.00        0.0000000
    Certificates                               77,400,000.00        77,400,000.00               0.00        0.0000000
                                          -------------------  --------------------------------------
        Total Securities                    1,953,787,875.39     1,877,400,000.00      76,387,875.39
                                          ===================  ======================================


                                                   Interest       Interest per
                                                    Payment        $1000 Face          Original
                                              ---------------------------------
    NOTES & CERTIFICATES
    --------------------
    Class A-1  506,000,000.00  @   1.95%             124,130.30      0.2453168           506000000
    Class A-2  777,000,000.00  @   2.90%           1,877,750.00      2.4166667           777000000
    Class A-3  599,000,000.00  @   3.85%           1,921,791.67      3.2083333           599000000
    Class A-4  424,000,000.00  @   4.49%           1,586,466.67      3.7416667           424000000
    Certificates                                           0.00                           77400000
                                              ------------------               --------------------
        Total Securities                           5,510,138.64                   2,383,400,000.00
                                              ==================               ====================

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period
  30